SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) April 22, 2002


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                                CTS Corporation
               (Exact Name of Registrant as Specified in Charter)


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           Indiana                  001-04639           35-0225010
 (State or Other Jurisdiction      (Commission        (IRS Employer
      of Incorporation)            File Number)     Identification No.)



    905 West Boulevard North, Elkhart, Indiana                 46514
     (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (574) 293-7511


Not applicable
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events.

         On April 22, 2002, CTS Corporation (the "Company") and EquiServe Trust Company, N.A. (the "Rights Agent") entered into Amendment No. 2 (the "Amendment"), to the Rights Agreement, dated as of August 28, 1998 (as amended, the "Rights Agreement"), between the Company and the Rights Agent, as amended on October 15, 2001. The Amendment deleted the provisions of the Rights Agreement that stated that redemption of the rights, amendment to the Rights Agreement and certain other actions, if taken in the one-year period following the time that
(a) any person or group acquired 15% or more of the Company's Common Stock or
(b) certain changes in the majority of the Company's Board of Directors occurred, required the concurrence of a majority of those directors (i) that were members of the Company's Board of Directors before the adoption of the Rights Agreement (or directors who were nominated or approved by such persons) and (ii) who are not affiliated with, or representatives of, a holder of 15% or more of the Common Stock.

         The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as an exhibit hereto and incorporated herein by reference. Copies of the Rights Agreement, and the related Summary of Rights, which is attached as Exhibit C to the Rights Agreement, are available free of charge from the Company.

ITEM 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired:  N/A

         (b) Pro Forma Financial Information:  None

         (c) Exhibits:

               Number   Exhibit
                4.1     Amendment No. 2, dated as of April 22, 2002, to the
                        Rights Agreement, dated as of August 28, 1998, between the Company and EquiServe Trust Company, N.A., as rights agent, as amended on October 15, 2001 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A filed
                        April 29, 2002)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                CTS CORPORATION



                                By: /s/ Richard G. Cutter
                                -----------------------------------------------
                                Name:  Richard G. Cutter
                                Title: Vice President, Secretary and
                                       General Counsel


Dated:  April 29, 2002

                                INDEX TO EXHIBITS
                                -----------------



Number    Exhibit
 ------    -------
4.1 Amendment No. 2, dated as of April 22, 2002, to the Rights Agreement, dated as of August 28, 1998, between the Company and EquiServe Trust Company, N.A., as rights agent, as amended on October 15, 2001 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A filed April 29,
          2002)